ALLMERICA INVESTMENT TRUST

(SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2005)

Under the section entitled “Management of the Fund(s)”, the information on the day-to-day portfolio management of the Government Bond Fund is replaced with the following:

Name and Title of Portfolio Manager(s)	Service with Sub-Adviser	Business Experience
Richard J. Litchfield, CFA, Vice President	1995 – Present

Mr. Litchfield joined Opus in 1995.

He is responsible for the management of taxable and tax-exempt fixed income portfolios for the Opus insurance clients, with an investment focus on property and casualty assets.

Dated: October 1, 2005